                                                          September 18, 2007

                                                U.S. Securities and Exchange Commission
                                                           100 F Street, N.E.
                                                         Washington, DC 20549

                          Re: Pruco Life Insurance Company of New Jersey Single Premium Variable Life Account

Discovery Life Plus of New Jersey
File No.:  002-99537)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life Insurance Company of New Jersey Single Premium Variable
Life Account  (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that
Pruco Life of New Jersey has transmitted to the contractholders of the above-referenced variable life insurance contract  the semi-annual report of the applicable underlying fund, for the period ended June 30, 2007.  As indicated by the filing information set forth below, that semi-annual report was filed with the Commission, and we incorporate that filing  by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

Filer/Entity:              The Prudential Series Fund
Registration No.:          811-03623

CIK No.:                   0000711175
Accession No.:             0001193125-07-197243
Date of Filing:            09/07/2007

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

 /s/C. Christopher Sprague

 C. Christopher Sprague
 Vice President, Corporate Counsel